United States Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

Federated World Investment Series, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]       Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

____________________________________________________________

2)       Form, Schedule or Registration Statement No.:

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3)       Filing Party:

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4)       Date Filed:

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ACTION IS NEEDED ON YOUR INVESTMENT IN:

Federated InterContinental Fund

PLEASE VOTE NOW

Recently, we sent you proxy materials regarding the Special Meeting of Shareholders of the Federated InterContinental Fund that is scheduled for August 11, 2017. The Fund’s records indicate that we have not received your voting instructions. We urge you to vote as soon as possible in order to allow the Fund to obtain the necessary number of votes required to hold the meeting as scheduled.

Voting is quick and will only take a few minutes of your time.

The Fund offers three easy methods for you to vote:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit www.proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before August 11, 2017.

Call 1-855-486-7903 Monday through Friday, 9:00am to 10:00pm, Eastern Time to speak with a proxy specialist.

OR

If you have your proxy materials, call the number on your card and follow the touch-tone prompts to vote.

To speak with a live agent and vote please call:

1- 855-486-7903

Your vote is important no matter the size of your investment.

Please vote promptly.

SPECIMEN

SPECIMEN

FEDERATED FUNDS

2017 Special Meeting

August 11, 2017

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Three

Ways to Vote

Now via ProxyVote

At the Meeting

By Phone 1.800.454.8683

Vote By
 August 10, 2017 11:59 PM ET

Control Number: 0123456789012345

Account Number: 3456789012345678901

Important

Materials

  Proxy Statement/Prospectus Combination

  Summary Prospectus

  Reminder Notice

For holders as of June 12, 2017

CUSIP: 314172511

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